FORM OF WARRANT AGENT AGREEMENT

THIS WARRANT AGENT AGREEMENT (this “Warrant Agent Agreement”) dated as of April 4, 2019 (the “Issuance Date”), by and between Verb Technology Company, Inc., a company incorporated under the laws of the State of Nevada (the “Company”), and VStock Transfer, LLC (the “Warrant Agent”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Warrants (as defined below).

WHEREAS, pursuant to the terms of that certain Underwriting Agreement dated April 4, 2019 (the “Underwriting Agreement”), by and between the Company and A.G.P. / Alliance Global Partners, as representatives of the underwriters set forth therein (the “Underwriters”), the Company is engaged in a public offering (the “Offering”) of (A) up to 7,348,242 units (the “Units”) consisting of an aggregate of (i) 7,348,242 shares (the “Shares”) of common stock, par value $0.0001 per share (the “Common Stock”), of the Company and (ii) 7,348,242 warrants (the “Investor Warrants”) to purchase shares of Common Stock (the “Investor Warrant Shares”), which includes the Units, the Shares, the Investor Warrants, and the Investor Warrant Shares issuable pursuant to the underwriters’ over-allotment option, and (B) a warrant (the “Underwriters’ Warrant”; and, together with the Investor Warrants, the “Warrants”) to purchase shares of Common Stock (the “Underwriters’ Warrant Shares” and, together with the Investor Warrant Shares, the “Warrant Shares”).

WHEREAS, the Company has filed with the Securities and Exchange Commission (the “Commission”) a Registration Statement on Form S-1 (File No. 333-226840) (as the same may be amended from time to time, the “Registration Statement”), for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Units, the Shares, the Warrants, and the Warrant Shares, and such Registration Statement was declared effective by the Commission on April 4, 2019.

WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in accordance with the terms set forth in this Warrant Agent Agreement in connection with the issuance, registration, transfer, exchange, and exercise of the Warrants.

WHEREAS, the Company desires to provide for the form and provisions of the Warrants, the terms upon which they shall be issued and exercised, and the respective rights, limitation of rights, and immunities of the Company, the Warrant Agent, and the holders of the Warrants.

WHEREAS, all acts and things have been done and performed that are necessary to make the Warrants the valid, binding, and legal obligations of the Company, and to authorize the execution and delivery of this Warrant Agent Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the adequacy, sufficiency, and receipt of which are hereby acknowledged, the parties hereto agree as follows:

1. Appointment of the Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company with respect to the Warrants, and the Warrant Agent hereby accepts such appointment and agrees to perform the same in accordance with the express terms and conditions set forth in this Warrant Agent Agreement (and no implied terms or conditions).

2. Warrants.

2.1. Form of Warrants. Each Warrant shall be (a) issued in book-entry form or (b) in substantially in the form of Exhibit A attached hereto, with respect to the Investor Warrants, or substantially in the form of Exhibit B, with respect to the Underwriters’ Warrant, the provisions of which are incorporated herein, and signed by, or bear the facsimile or .pdf signature of, the Chief Executive Officer, Chief Financial Officer, and such other officers of the Company as the Company may designate with written notice to the Warrant Agent (each, an “Authorized Signatory”; and, collectively, the “Authorized Signatories”). In the event the person whose facsimile or .pdf signature has been placed upon any Warrant shall have ceased to serve in the capacity in which such person signed the Warrant before such warrant is issued, it may be issued with the same effect as if he or she had not ceased to be such at the date of issuance. All of the Warrants shall initially be represented by one or more book-entry positions (each, a “Book-Entry Warrant”).

2.2. Issuance and Registration of Warrants.

2.2.1. Warrant Register. The Warrant Agent shall maintain books (the “Warrant Register”) for the registration of the original issuance and the registration of all transfers of the Warrants.

2.2.2. Issuance of Warrants. Upon the initial issuance of the Warrants, the Warrant Agent shall issue and register the Warrants in the names of the respective holders thereof in such denominations and otherwise in accordance with the instructions delivered to the Warrant Agent by the Company. To the extent the Warrants are Depository Trust Company (“DTC”) eligible as of the Issuance Date, all of the Warrants shall be represented by one or more Book-Entry Warrants deposited with DTC and registered in the name of Cede & Co., a nominee of DTC. Ownership of beneficial interests in the Book-Entry Warrants shall be shown on, and the transfer of such ownership shall be effected through, records maintained (i) by DTC or its nominee for each Book-Entry Warrant; (ii) by institutions that have accounts with DTC (such institution, with respect to a Warrant in its account, a “Participant”); or (iii) directly on the book-entry records of the Warrant Agent with respect only to owners of beneficial interests that represent such direct registration. If the Warrants are not DTC Eligible as of the Issuance Date or DTC subsequently ceases to make its book-entry settlement system available for the Warrants, the Company may instruct the Warrant Agent in writing regarding making other arrangements for book-entry settlement within ten (10) days after DTC ceases to make its book-entry settlement available. In the event that the Company does not make alternative arrangements for book-entry settlement within ten (10) days of when the Warrants are not eligible for, or it is no longer necessary to have the Warrants available in, book-entry form, the Warrant Agent shall provide written instructions to DTC to deliver to the Warrant Agent for cancellation of each Book-Entry Warrant, and the Company shall instruct the Warrant Agent to deliver to DTC definitive certificates in physical form evidencing such Warrants in substantially the form annexed hereto as Exhibit A or Exhibit B, as applicable.

2.2.3. Beneficial Owner; Registered Holder. Prior to due presentment for registration of transfer of any Warrant, the Company and the Warrant Agent may deem and treat the person in whose name that Warrant shall be registered on the Warrant Register (the “Registered Holder”) as the absolute owner of such Warrant for purposes of any exercise thereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Any person in whose name ownership of a beneficial interest in the Warrants evidenced by a Book-Entry Warrant is recorded in the records maintained by DTC or its nominee shall be deemed the “beneficial owner” thereof.

2.2.4. Physical Certificate. Notwithstanding anything contained herein, a Registered Holder or if the Book-Entry Warrants are deposited with DTC, the beneficial owner, has the right, upon written notice to the Warrant Agent (in form and substance reasonably acceptable to the Warrant Agent), to request a physical warrant certificate in substantially the form of Exhibit A or Exhibit B, attached hereto, as applicable, for up to the same number of Warrants as are registered in the name of such Registered Holder or beneficial owner, as applicable, in the records maintained by the Warrant Agent (a “Warrant Certificate”). Such Warrant Certificate shall be dated as of the original Issuance Date and shall be executed by an Authorized Signatory. The Warrant Agent shall deliver the Warrant Certificate to the Registered Holder as promptly as practicable.

3. Exercise of Warrants. Subject to the provisions of the Warrants and this Warrant Agent Agreement, a Warrant may be exercised by the Registered Holder thereof by delivering to the Warrant Agent and to the Company, the notice of exercise, as set forth in the Warrant, duly executed and properly completed, and by paying in full, in lawful money of the United States by wire transfer to the Company (or, if available, pursuant to the cashless exercise feature as set forth in such Warrant, all cashless exercises should be directed to the Company for calculation of the applicable number of Warrant Shares issuable upon such cashless exercise and upon completion of such calculation by the Company, the Company shall provide the Warrant Agent with issuance instructions), the Exercise Price for each full Warrant Share as to which the Warrant is exercised and the issuance of the Warrant Shares by the Warrant Agent as set forth in the applicable Warrant. No ink-original Notice of Exercise is required to be delivered, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required.

4. Concerning the Warrant Agent and Other Matters.

4.1. Payment of Taxes. The Company will, from time to time, promptly pay all taxes and charges that may be imposed upon the Company or the Warrant Agent in respect of the issuance or delivery of Warrant Shares upon the exercise of Warrants, but the Company shall not be required to pay any transfer taxes in respect of the Warrants or such Warrant Shares. The Warrant Agent may refrain from registering any transfer of Warrants or any delivery of any Warrant Shares unless or until the persons requesting the registration or issuance shall have paid to the Warrant Agent for the account of the Company the amount of such tax or charge, if any, or shall have established to the reasonable satisfaction of the Company and the Warrant Agent that such tax or charge, if any, has been paid.

4.2. Resignation, Consolidations, or Merger of the Warrant Agent.

4.2.1. Appointment of Successor Warrant Agent. The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving thirty (30) days’ notice in writing to the Company, or such shorter period of time agreed to by the Company. The Company may terminate the services of the Warrant Agent, or any successor Warrant Agent, after giving thirty (30) days’ notice in writing to the Warrant Agent or successor Warrant Agent, or such shorter period of time as agreed. If the office of the Warrant Agent becomes vacant by resignation, termination, or incapacity to act or otherwise, the Company shall appoint in writing a successor Warrant Agent in place of the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation or incapacity by the Warrant Agent, then the Warrant Agent or any Holder may apply to any court of competent jurisdiction for the appointment of a successor Warrant Agent at the Company’s cost. Pending appointment of a successor to such Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. Any successor Warrant Agent (but not including the immediate predecessor Warrant Agent), whether appointed by the Company or by such court, shall be a person organized and existing under the laws of any state of the United States of America, in good standing, and authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authority. After appointment, any successor Warrant Agent shall be vested with all the authority, powers, rights, immunities, duties, and obligations of its predecessor Warrant Agent with like effect as if originally named as Warrant Agent hereunder, without any further act or deed, and except for executing and delivering documents as provided in the sentence that follows, the predecessor Warrant Agent shall have no further duties, obligations, responsibilities, or liabilities hereunder, but shall be entitled to all rights that survive the termination of this Warrant Agent Agreement and the resignation or removal of the Warrant Agent, including but not limited to its right to indemnity hereunder. If for any reason it becomes necessary or appropriate or at the request of the Company, the predecessor Warrant Agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor Warrant Agent all the authority, powers, and rights of such predecessor Warrant Agent hereunder; and upon request of any successor Warrant Agent the Company shall make, execute, acknowledge, and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Warrant Agent all such authority, powers, rights, immunities, duties, and obligations.

4.2.2. Notice of Successor Warrant Agent. In the event a successor Warrant Agent shall be appointed, the Company shall give notice thereof to the predecessor Warrant Agent and the transfer agent for the Common Stock not later than the effective date of any such appointment.

4.2.3. Merger or Consolidation of Warrant Agent. Any person into which the Warrant Agent may be merged or converted or with which it may be consolidated or any person resulting from any merger, conversion, or consolidation to which the Warrant Agent shall be a party or any person succeeding to the shareowner services business of the Warrant Agent or any successor Warrant Agent shall be the successor Warrant Agent under this Warrant Agent Agreement, without any further act or deed. For purposes of this Warrant Agent Agreement, “person” shall mean any individual, firm, corporation, partnership, limited liability company, joint venture, association, trust, or other entity, and shall include any successor (by merger or otherwise) thereof or thereto

4.3. Fees and Expenses of the Warrant Agent.

4.3.1. Remuneration. Whether or not any Warrants are exercised, for the Warrant Agent’s services as agent for the Company hereunder, the Company shall pay to the Warrant Agent such fees as may be separately agreed between the Company and Warrant Agent and the Warrant Agent’s out-of-pocket expenses in connection with this Warrant Agent Agreement, including, without limitation, the fees and expenses of the Warrant Agent’s counsel and the fees and expenses charged by the Warrant Agent in connection with exercises and transfers of the Warrants. While the Warrant Agent endeavors to maintain out-of-pocket charges (both internal and external) at competitive rates, these charges may not reflect actual out-of-pocket costs, and may include handling charges to cover internal processing and use of the Warrant Agent’s billing systems. All amounts owed by the Company to the Warrant Agent under this Warrant Agent Agreement are due within 30 days of the invoice date. Delinquent payments are subject to a late payment charge of one and one-half percent (1.5%) per month, commencing 45 days from the invoice date. The Company agrees to reimburse the Warrant Agent for any attorneys’ fees and any other costs associated with collecting delinquent payments. No provision of this Warrant Agent Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under this Warrant Agent Agreement or in the exercise of its rights.

4.3.2. Further Assurances. The Company agrees to perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered, all such further and other acts, instruments, and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Warrant Agent Agreement.

4.4. Liability of the Warrant Agent.

4.4.1. Exclusions. As agent for the Company hereunder, the Warrant Agent: (a) shall have no duties or obligations other than those specifically set forth herein or as may subsequently be agreed to in writing by the Warrant Agent and the Company; (b) shall be regarded as making no representations and having no responsibilities as to the validity, sufficiency, value, or genuineness of the Warrants or any Warrant Shares; (c) shall not be obligated to take any legal action hereunder; if, however, the Warrant Agent determines to take any legal action hereunder, and where the taking of such action might, in its judgment, subject or expose it to any expense or liability it shall not be required to act unless it has been furnished with an indemnity reasonably satisfactory to it; (e) may rely on and shall be fully authorized and protected in acting or failing to act upon any certificate, instrument, opinion, notice, letter, telex, facsimile transmission, or other document or security delivered to the Warrant Agent and believed by it to be genuine and to have been signed by the proper party or parties; (f) shall not be liable or responsible for any recital or statement contained in the Registration Statement or any other documents relating thereto; (g) shall not be liable or responsible for any failure on the part of the Company to comply with any of its covenants and obligations relating to the Warrants, including without limitation obligations under applicable securities laws; (h) may rely on and shall be fully authorized and protected in acting or failing to act upon the written, telephonic, or oral instructions with respect to any matter relating to its duties as the Warrant Agent covered by this Warrant Agent Agreement (or supplementing or qualifying any such actions) of officers of the Company, and is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Company or counsel to the Company, and may apply to the Company, for advice or instructions in connection with the Warrant Agent’s duties hereunder, and the Warrant Agent shall not be liable for any delay in acting while waiting for those instructions; any applications by the Warrant Agent for written instructions from the Company may, at the option of the Warrant Agent, set forth in writing any action proposed to be taken or omitted by the Warrant Agent under this Warrant Agent Agreement and the date on or after which such action shall be taken or such omission shall be effective; the Warrant Agent shall not be liable for any action taken by, or omission of, the Warrant Agent in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five (5) business days after the date such application is sent to the Company, unless the Company shall have consented in writing to any earlier date) unless prior to taking any such action, the Warrant Agent shall have received written instructions in response to such application specifying the action to be taken or omitted; (i) may perform any of its duties hereunder either directly or by or through nominees, correspondents, designees, or subagents, and it shall not be liable or responsible for any misconduct or negligence on the part of any nominee, correspondent, designee, or subagent appointed with reasonable care by it in connection with this Warrant Agent Agreement; (j) is not authorized, and shall have no obligation, to pay any brokers, dealers, or soliciting fees to any person; and (k) shall not be required hereunder to comply with the laws or regulations of any country other than the United States of America or any political subdivision thereof.

4.4.2. Limitation of Liability. In the absence of gross negligence or willful or illegal misconduct on its part, the Warrant Agent shall not be liable for any action taken, suffered, or omitted by it or for any error of judgment made by it in the performance of its duties under this Warrant Agent Agreement. Anything in this Warrant Agent Agreement to the contrary notwithstanding, in no event shall the Warrant Agent be liable for special, indirect, incidental, consequential, or punitive losses or damages of any kind whatsoever (including, but not limited to, lost profits), even if the Warrant Agent had been advised of the possibility of such losses or damages and regardless of the form of action. Any liability of the Warrant Agent will be limited in the aggregate to the amount of fees paid by the Company hereunder. In the event any question or dispute arises with respect to the proper interpretation of the Warrants or the Warrant Agent’s duties under this Warrant Agent Agreement or the rights of the Company or of any Registered Holder or beneficial owner, as applicable, the Warrant Agent shall not be required to act and shall not be held liable or responsible for its refusal to act until the question or dispute has been judicially settled (and, if appropriate, it may file a suit in interpleader or for a declaratory judgment for such purpose) by final judgment rendered by a court of competent jurisdiction, binding on all persons interested in the matter that is no longer subject to review or appeal, or settled by a written document in form and substance satisfactory to Warrant Agent and executed by the Company and each such Registered Holder or beneficial owner, as applicable. In addition, the Warrant Agent may require for such purpose, but shall not be obligated to require, the execution of such written settlement by all the Registered Holders and beneficial owners and all other persons that may have an interest in the settlement.

4.4.3. Indemnity. The Company agrees to indemnify the Warrant Agent and hold it harmless from and against any loss, liability, claim, or expense (a “Loss”) arising out of or in connection with the Warrant Agent’s duties under this Warrant Agent Agreement, including the costs and expenses of defending itself against any Loss, unless such Loss shall have been determined by a court of competent jurisdiction to be a result of the Warrant Agent’s gross negligence or willful misconduct.

4.5. Rights and Duties of the Warrant Agent.

4.5.1. Counsel. The Warrant Agent may consult with counsel satisfactory to the Warrant Agent, including its in-house counsel, and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered, or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

4.5.2. No Duty of Demand. The Warrant Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Warrants with respect to any action or default by the Company, including, without limitation the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.

4.5.3. Reliance on Attorneys and Agents. The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorney or agents, and the Warrant Agent shall not be answerable or accountable for any act, default, neglect, or misconduct of any such attorney or agents or for any loss to the Company resulting from any such act default, neglect, or misconduct, absent gross negligence, bad faith, or willful misconduct (each as determined by a final non-appealable judgment of a court of competent jurisdiction in the selection and continued employment thereof.

4.5.4. Company Instructions. Any instructions given to the Warrant Agent orally, as permitted by any provision of this Warrant Agent Agreement, shall be confirmed in writing by the Company as soon as practicable. The Warrant Agent shall not be liable or responsible and shall be fully authorized and protected for acting, or failing to act, in accordance with any oral instructions that do not conform with the written confirmation received in accordance with this Section 4.5.4.

5. Notices of Changes in Warrants. Upon every adjustment of the Exercise Price of a Warrant or the number of shares issuable upon exercise of a Warrant, the Company shall give written notice thereof to the Warrant Agent, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of a Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Warrant Agent shall be fully protected in relying upon such a notice.

6. Reservation of Warrant Shares. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants issued pursuant to this Warrant Agent Agreement.

7. Representations and Warranties of the Company. The Company represents and warrants that: (a) it is duly incorporated and validly existing under the laws of its jurisdiction of incorporation; (b) the offer and sale of the Warrants and the execution, delivery, and performance of all transactions contemplated thereby (including this Warrant Agent Agreement) have been duly authorized by all necessary corporate action and will not result in a breach of or constitute a default under the Articles of Incorporation, bylaws, or any similar document of the Company, or any indenture, agreement, or instrument to which it is a party or is bound; (c) this Warrant Agent Agreement has been duly executed and delivered by the Company and constitutes the legal, valid, binding, and enforceable obligation of the Company; (d) the Warrants will comply in all material respects with all applicable requirements of law; and (e) to the best of its knowledge, there is no litigation pending or threatened as of the date hereof in connection with the offering of the Warrants.

8. Miscellaneous Provisions.

8.1. Loss, Theft, Destruction, or Mutilation of a Warrant. Upon receipt by the Company and the Warrant Agent of evidence reasonably satisfactory to them (including, posting a bond) of the loss, theft, destruction, or mutilation of a Warrant or any stock certificate relating to shares underlying the Warrants, and, in case of loss, theft, or destruction, of indemnity or security in customary form and amount, and reimbursement to the Company and the Warrant Agent of all reasonable expenses incidental thereto, and upon surrender to the Warrant Agent and cancellation of the Warrant or stock certificate, if mutilated, the Warrant Agent shall, on behalf of the Company, countersign and deliver a new Warrant or stock certificate of like tenor to the Registered Holder or beneficial owner, as applicable, in lieu of the Warrant or stock certificate so lost, stolen, destroyed, or mutilated.

8.2. Successors. This Warrant Agent Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto.

8.3. Termination. Unless terminated earlier by the parties hereto, this Warrant Agent Agreement shall terminate 90 days after the earlier of the Expiration Date and the date on which no Warrants remain outstanding (the “Termination Date”). On the Business Day following the Termination Date, the Warrant Agent shall deliver to the Company any entitlements, if any, held by the Warrant Agent under this Warrant Agent Agreement. The Warrant Agent’s right to be reimbursed for fees, charges, and out-of-pocket expenses as provided in this Section 8.3 shall survive the termination of this Warrant Agent Agreement.

8.4. Severability. If any provision of this Warrant Agent Agreement shall be held illegal, invalid, or unenforceable by any court, this Warrant Agent Agreement shall be construed and enforced as if such provision had not been contained herein and shall be deemed an agreement among the parties to it to the full extent permitted by applicable law.

8.5. Authorized Representatives. Set forth in Exhibit C hereto is a list of the names and specimen signatures of the persons authorized to act for the Company under this Warrant Agent Agreement (the “Authorized Representatives”). The Company shall, from time to time, certify to the Warrant Agent the names and signatures of any other persons authorized to act for the Company under this Warrant Agent Agreement.

8.6. Notices. Except as expressly set forth elsewhere in this Warrant Agent Agreement, all notices, instructions, and communications under this Warrant Agent Agreement shall be in writing, shall be deemed to have been delivered: (i) upon receipt, if delivered personally; (ii) when sent, if sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) when sent, if sent by e-mail (provided that such sent e-mail is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s e-mail server that such e-mail could not be delivered to such recipient); and (iv) if sent by overnight courier service, one (1) Trading Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers, and e-mail addresses for such communications shall be:

If to the Company:

Verb Technology Company, Inc.

Attention: Rory Cutaia

344 S. Hauser Boulevard, Suite 414

Los Angeles, California 90036

e-mail: rory@myverb.com

with a copy (which shall not constitute notice) to:

Baker & Hostetler LLP

Attention: Randolf Katz

600 Anton Boulevard, Suite 900

Costa Mesa, California 92626

Facsimile No.: (714) 966-8802

e-mail: rwkatz@bakerlaw.com

If to the Warrant Agent:

VStock Transfer, LLC

Attention: Yoel Goldfeder

18 Lafayette Place

Woodmere, New York 11598

Facsimile No.: (646) 536-3179

e-mail: yoel@vstocktransfer.com

Any notice, statement, or demand authorized to be given or made by the Warrant Agent or the Company to the Registered Holder or beneficial owner, as applicable of any Warrant shall be in writing and shall be delivered by hand or sent by first-class mail, postage prepaid, or registered or certified mail or overnight courier service, addressed, at the last address set forth for such holder in the Warrant Register. Any notice, sent pursuant to this Warrant Agent Agreement shall be effective, if delivered by hand, upon receipt thereof by the party to whom it is addressed, if sent by overnight courier, on the next business day of the delivery to the courier, if sent by registered or certified mail on the third business day after registration or certification thereof, and if sent by first class mail on the fifth business day after mailing.

8.7. Applicable Law. This Warrant Agent Agreement shall be governed by and construed in accordance with the laws of the State of New York. All actions and proceedings relating to or arising from, directly or indirectly, this Warrant Agent Agreement may be litigated in courts located within the Borough of Manhattan in the City and State of New York. The Company hereby submits to the personal jurisdiction of such courts and consents that any service of process may be made by certified or registered mail, return receipt requested, directed to the Company at its address last specified for notices hereunder. Each of the parties hereto hereby waives the right to a trial by jury in any action or proceeding arising out of or relating to this Warrant Agent Agreement.

8.8. Assignments. This Warrant Agent Agreement may not be assigned, or otherwise transferred, in whole or in part, by either party without the prior written consent of the other party, which the other party will not unreasonably withhold, delay, deny, or condition; except that (i) consent is not required for an assignment or delegation of duties by the Warrant Agent to any affiliate of the Warrant Agent and (ii) any reorganization, merger, consolidation, sale of assets, or other form of business combination by the Warrant Agent or the Company shall not be deemed to constitute an assignment of this Warrant Agent Agreement.

8.9. Amendments. No provision of this Warrant Agent Agreement may be amended, modified, or waived, except in a written document signed by both parties. The Company and the Warrant Agent may amend or supplement this Warrant Agent Agreement without the consent of any Registered Holder or beneficial owner, as applicable, for the purpose of curing any ambiguity, or curing, correcting, or supplementing any defective provision contained herein or adding or changing any other provisions with respect to matters or questions arising under this Warrant Agent Agreement as the parties may deem necessary or desirable and that the parties determine, in good faith, shall not adversely affect the interest of the Registered Holders and beneficial owners. All other amendments and supplements shall require the vote or written consent of the Registered Holders and beneficial owners of at least 50.1% of the then outstanding Warrants; provided, that, adjustments may be made to the Warrant terms and rights in accordance with the Warrants without the consent of the holders.

8.10. Persons Having Rights under this Warrant Agent Agreement. Nothing in this Warrant Agent Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties hereto and the Holders any right, remedy, or claim under or by reason of this Warrant Agent Agreement or of any covenant, condition, stipulation, promise, or agreement hereof.

8.11. Examination of the Warrant Agent Agreement. A copy of this Warrant Agent Agreement shall be available at all reasonable times at the office of the Warrant Agent designated for such purpose for inspection by any Registered Holder or beneficial owner, as applicable. Prior to such inspection, the Warrant Agent may require any such holder to provide reasonable evidence of its interest in the Warrants.

8.12. Counterparts. This Warrant Agent Agreement may be executed in any number of original, facsimile, or electronic counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

8.13. Effect of Headings. The Section headings herein are for convenience only and are not part of this Warrant Agent Agreement and shall not affect the interpretation thereof.

8.14. Force Majeure. Notwithstanding anything to the contrary contained herein, the Warrant Agent shall not be liable for any failures, delays, or losses, arising directly or indirectly out of conditions beyond its reasonable control including, but not limited to, acts of government, exchange, or market ruling, suspension of trading, work stoppages, or labor disputes, fires, civil disobedience, riots, rebellions, storms, electrical or mechanical failure, computer hardware or software failure, communications facilities failures including telephone failure, war, terrorism, insurrection, earthquakes, floods, acts of God, or similar occurrences.

[Signature Page to Follow]

IN WITNESS WHEREOF, this Warrant Agent Agreement has been duly executed by the parties hereto as of the day and year first above written.

VERB TECHNOLOGY COMPANY, INC.

By:
Name:
Title:

VSTOCK TRANSFER, LLC

By:
Name:
Title:

EXHIBIT A

Form of Investor Warrant

See attached.

eXHIBIT B

Form of Underwriters’ Warrant

See attached.

EXHIBIT C

Authorized Representatives

Name	Title	Signature